UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 3, 2025
SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

000-25121	41-1597886
(Commission File Number)	(IRS Employer Identification No.)
1001 Third Avenue South, Minneapolis, MN  55404
(Address of principal executive offices) (Zip Code)
(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM. 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Appointment of Linda Findley as President, Chief Executive Officer and Director

On March 5, 2025, Sleep Number Corporation (the “Company”) announced that the Board of Directors unanimously appointed Linda Findley to the position of President and Chief Executive Officer and Board member, effective as of April 7, 2025. Ms. Findley accepted the appointment on March 3, 2025.

From 2019 to 2024, Ms. Findley, (52), served as the President, Chief Executive Officer and Director at Blue Apron Holdings, Inc. (formerly Nasdaq: APRN), an ingredient and recipe meal kit company, where she spearheaded a turnaround strategy that culminated in the company’s sale in September 2023. From 2016-2018, Ms. Findley was Chief Operating Officer at Etsy, Inc. (Nasdaq: ETSY), a global e-commerce marketplace for unique and creative goods, where she oversaw global operations, product, marketing and brand strategy, customer support, and international expansion. From 2012 to 2015, Ms. Findley held a variety of senior executive roles at Evernote Corp., a computer application corporation, including most recently as Chief Operating Officer. From 2009-2012, she led global marketing, business development, and consumer service for Alibaba.com Ltd., a technology company specializing in e-commerce and retail, based out of Hong Kong. Ms. Findley has served on the board of directors of Ralph Lauren (NYSE: RL), a designer clothing, accessories and home furnishings company, since August 2018, where she is a member of the Audit Committee and the Finance Committee, as well as Chair of the Talent, Culture and Total Rewards Committee. She holds a Master's degree in Journalism from UNC-Chapel Hill and an undergraduate degree in Corporate Communications from Elton University.

Pursuant to the terms of the Company’s offer letter dated March 3, 2025 (the "Offer Letter"), Ms. Findley will be entitled to:

•Annual base salary of $1,200,000;
•Participation in the Company's Annual Incentive Plan ("AIP") for fiscal year 2025 with a target incentive of 125% of base salary; the incentive for fiscal 2025 will be prorated based on Ms. Findley's actual eligible earnings received in the fiscal year beginning with her start date;
•Eligibility for target of $5M in annual long-term incentive awards beginning in 2026;
•A combination of long-term incentive inducement grant awards ("Inducement Grant") under Nasdaq rules with a total value of $10,000,000, which will be granted on April 15, 2025, subject to the terms of the Company's 2020 Equity Incentive Plan, as amended, and applicable Inducement Grant award agreements:
◦$5,000,000 time vested restricted stock unit ("RSU") award, vesting 33% per year on each of the first three anniversaries of the date of grant, subject to continued employment; and
◦$5,000,000 LTI award in 50% of performance stock units ("PSUs"), vesting on the third anniversary of the date of grant with the number of shares to be earned based on actual Company performance for fiscal years 2025 to 2027 vs. net sales and net operating profit goals and 50% time-vested RSU award, vesting 33% per year on each of the first three anniversaries of the date of grant, subject to continued employment;
◦The Inducement Grant will be for a number of shares of common stock of the Company with a grant value of $10,000,000, calculated using the average closing share price for the 20 trading days immediately preceding the date of the offer; provided, however, that the number of shares covered by this grant will be subject to adjustment, such that in no event will the grant have a grant date fair value (i) exceeding $11,000,000 or (ii) less than $10,000,000, in each case, calculated using the per share closing price of the Company’s common stock on the date of grant.
◦Modifications to the Inducement Grant award agreements only (not applicable to future grants)
▪Added a one-year non-compete clawback provision that is not otherwise present in award agreements for Minnesota residents; and
▪Added accelerated vesting clause providing that in the event of a qualifying termination within the first three years of employment, the PSUs will be accelerated pro rata to the termination date and RSUs pro rata to the termination date plus one year of accelerated vesting commensurate with the one year noncompete;
•Participate in the Company's Executive Severance Pay Plan (under which, upon termination of employment without cause, Ms. Findley would be entitled to severance pay equal to (a) two times the sum of (i) annual base salary and (ii) annual target incentive, plus (b) a pro rata annual incentive for the year of termination) and modified as follows:
◦Company will not modify the Executive Severance Pay Plan as to Ms. Findley in a detrimental manner for 3 years; and
◦Revised definition of “For Cause” terminations and inclusion of gross negligence standard

•$200,000 one-time relocation payment plus an additional amount based on a 40% tax rate to help cover applicable taxes for a total payment of $333,333 subject to tax withholding;
•up to $4,000 per month for temporary living and commuting expenses for up to 6 months plus applicable tax gross-up;
•Up to $15,000 reimbursement for legal fees in connection with review of the Offer Letter
•Receive the similar perquisites provided to other senior executives of the Company, including reimbursement for tax and financial planning services up to $20,000 and the ability to participate in an annual executive physical program;
•Participate in the same health and welfare benefit plans as the Company makes available to all team members. Ms. Findley will also be eligible to participate in the Sleep Number Profit Sharing and 401(k) Plan and the Sleep Number Executive Deferral Plan in accordance with the respective terms of such plans.

The foregoing description of Ms. Findley's offer letter is a summary of the material terms of the offer letter, and is qualified in its entirety by reference to the Linda Findley Offer Letter filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Michael J. Harrison will not stand for reelection at 2025 Annual Meeting

On March 4, 2025, Michael J. Harrison, independent Lead Director, informed the Company that he will not stand for reelection to the Board his term expires at the conclusion of the 2025 Annual Meeting. The Company thanks Mr. Harrison for his service and dedication during his tenure as a member of the Board. Mr. Harrison's decision is solely his professional decision and was not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Linda Findley Offer Letter
99.1	Press Release dated March 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: March 5, 2025	By:	/s/ Samuel R. Hellfeld
	Name:	Samuel R. Hellfeld
	Title:	Executive Vice President and Chief Legal and Risk Officer